Exhibit 99.1 BA3011 Supplemental NSCLC and Sarcoma Data 10/2022 1

AXL BA3011-002 (Phase 2 Part 1) - Disposition as of October 2022 24 patients enrolled 6 patients on-going with 0 scan (3 combo) Preliminary Data 2 patients not dosed yet 2 withdrawal of consent early, before the first scan 14 efficacy-evaluable patients* ORR: 5/14 (36%) 12 Non-Sq patients 2 Sq patients ORR: 5/12 (42%) ORR: 0/2 (0%) ORR: 4/8 (50%) ORR: 1/4 (25%) 8 monotherapy 1 Combo 1 Mono 4 combo SD PD 1 CR 4 PRs 2 SD 2 SD 2 PD 1 PD *Average prior lines of therapy = 3 All patients were PD-1 failure with the exception of 1 NSQ patient who failed EGFR treatment Interim data- Data cut-off of Oct 28, 2022 2 confidential

Phase 2 part 1 BA3011 NSCLC – response rate 60 57% 50% # Patients 50 42% Enrolled 24 40 36% Dosed / 0 scan 6 (3 combo) 30 Not yet dosed 2 25% W/D consent 2 20 Efficacy evaluable 14 10 0/2 5/14 5/12 4*/7 4*/8 1**/4 0 NSQ+SQ All NSQ NSQ NSQ NSQ BA3011 + SQ monotherapy monotherapy nivolumab PD-1 Failure W/D – withdrew; NSQ – non-squamous; SQ – squamous Responses include 4 partial responses (*) and one complete response (**) Interim data- Data cut-off of Oct 28, 2022 3 ORR (%)

BA3011: Best Response in Phase 2 Non-Squamous Patients Non-Squamous patients - Phase 2 only 1.8mg/kg Q2W 100 Preliminary Data 80 60 40 PD PD SD PD SD SD SD PR* PR PR CR PR* EGFR Failure 20 0 -20 -40 -60 ---Monotherapy ---Combination -80 nd *2 scan pending TmPS range 1% - 100% -100 Average prior lines of therapy = 3 All patients were PD-1 failure with the exception of 1 NSQ patient who failed EGFR treatment Interim data- Data cut-off of Oct 28, 2022 4 confidential %Change in Sum of Target Lesions

BA3011 NSCLC: Safety and tolerability profile

Phase 2 at the RP2D 1.8 mg/kg Q2W

Characteristic	BA3011 (N=13)	BA3011 + Opdivo (N=9)
Any Adverse Events (AEs)	11 (85%)	6 (67%)
Related AEs with CTCAE[1] Grade 3 or 4[2]	4 (31%)	2 (22%)
Any related serious AEs[2]	2 (15%)*	2 (22%)^
Related AEs leading to death[2]	0	0
Related AEs leading to treatment discontinuation[2]	1 (8%)§	0

Constipation	Grade 1-2 (9%)
	Grade 3-4 (0%)
Peripheral Neuropathy	All Grade 1-2 (4.5%)
	Grade 3-4 (0%)
Diarrhea	Grade 1-2 (14%)
	Grade 3-4 (0%)

Low-grade constipation observed is consistent with baseline levels seen in advanced cancer patients

- No treatment-related deaths
- Few treatment-related SAEs
- Few AEs leading to treatment discontinuation
- No clinically meaningful on-target toxicity observed over background
- Differentiated profile due to avoiding on-target off-tumor toxicity

Company material – confidential

Interim data- Data cut-off of Oct 25, 2022

Note: [1]CTCAE: Common Terminology Criteria for Adverse Events. The NCI Common Terminology Criteria for Adverse Events is a descriptive terminology which is utilized for Adverse Event (AE) reporting. A grading (severity) scale is provided for each AE term. [2]As assessed by the investigator. Missing responses are counted as related. *Hyperglycemia & infusion reaction ^creatinine increase & Acute kidney injury; §Infusion reaction

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Phase 2 Part 1 Topline Interim Analysis Results

bioatla

following BA3011 in refractory sarcoma subtypes

Phase 2 Part 1			Interim Results	Advance P2 Part 2
BA3011 Monotherapy (n=105)	STS	Leiomyosarcoma (n=18)*	Leiomyosarcoma; PFS rate 12W 32%	Evaluating
		Synovial sarcoma (n=5)*	Synovial PFS rate 12W 54%	Go – Label Expansion
		Liposarcoma (n=6)*	Liposarcoma PFS rate 12W 67%	Go – Label Expansion
		Other Soft Tissue / UPS (n=19 / 8[§])*	UPS PR = 2 / 6	Go – Initial Indication
	Bone	Osteosarcoma (n=6)*	Osteosarcoma; PFS rate 12W 67%	Go – Label Expansion
		Ewing sarcoma (n=4)*	Ewing sarcoma *Pending*	
		Others (chondro/chordo) (n=11 [6/ 3])*	Others (chondro/chordo) *Pending*	
Combination with PD-1 (n=20)	CD20 (BA3011 + Opdivo)	CD 20 Positive (n=14)*	Combo w/ PD-1; PR = 1 / 1 (UPS)** & PFS rate 12W (combo overall) 32%	Evaluating
		CD 20 Negative (n=12)*	Combo w/ PD-1, 1 PR (LMS); PFS rate 12W 31%	Evaluating

Cohorts in gray – continue to interim read-out

Interim results satisfied pre-defined 'Go' criteria into part 2 of the Phase 2 BA3011 study in multiple sarcoma subtypes:

- UPS – clear guidance from FDA, moving in phase 2, part 2 as initial indication
- Osteosarcoma, liposarcoma and synovial – pursue registration post UPS approval

Pre-defined criteria for each subgroup up to 10 patients: 'No Go' if 0 CR/PR and PFS rate at 3 months <40%; 'Go' if ≥1 CR/PR or PFS rate at 3 months ≥40%. * As of data cut-off Oct 17, 2022; Cohorts in gray continuing enrollment until sufficient sample size is achieved. **Included in UPS cohort. BA3011 dose 1.8 mg/kg Q2W. PFS, progression-free survival; PR, partial response; UPS, undifferentiated pleomorphic sarcoma. [§]Of 8 enrolled, 6 efficacy evaluable; 2 on-going with 1 scan.

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Undifferentiated Pleomorphic Sarcoma (UPS): Phase 1 & 2 (1.8mg/kg; n=10) BioAtla Page 1 of 1 Protocol: BA3011-001 Figure 1.3.2.1.1 Progression-free Survival per Investigator Assessment for UPS Patients with TmPS or TcPS >= 70 in Change Target Lesion From Baseline (%) Progression-free Survival Phase 1&2 1.0 Events Median(mos) PFS 12WK Events Median (mos) PFS 3mo n(%) (95% CI) %(95% CI) All Patients 7 (70.0) 6.8 (1.4-NE) 50.0 (18.4, 75.3) 100 n(%) (95% CI) % (95%CI) 0.8 80 All 7(70.0) 6.8 (1.4 – NE) 50.0 (18.4, 75.3) 60 Patients 40 0.6 20 0 c c 0.4 -20 Combo -40 0.2 -60 -80 0.0 -100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Number at Risk Months from First Dose Months from First Dose 10 10 8 4 4 4 4 3 3 3 3 2 2 2 2 1 1 1 1 1 1 1 1 0 All Patients Number at Risk Program name: FPFS_UPS.sas, Data Extraction Date: 17OCT2022, Run date: 20OCT2022 All Patients 10 10 8 4 4 4 4 3 3 3 3 2 2 2 2 1 1 1 1 1 1 1 1 0 ▪ Combined Phase 1 & 2: enrolled = 10; efficacy evaluable = 8; on-going with 1 scan = 2 ― 4 / 8 patients achieved PRs, with an ORR of 50% and PFS rate at 3 months of 50% ― Responses to BA3011 treatment are durable, with partial responders remaining on treatment for extended periods of time ▪ Interim results satisfied the pre-defined Go criteria of UPS cohort into part 2 of the Phase 2 study Interim data- Data cut-off of Oct 17, 2022 7 Progress-Free Survival Probability

Osteosarcoma: Phase 2 Change in Target Lesion and Progression Free Survival (1.8mg/kg; n=6) BioAtla Page 1 of 1 Protocol: BA3011-001 Figure 1.3.1.9.1 Progression-free Survival per Investigator Assessment for Patients with BA3011 alone & in Combination with Nivolumab - Bone(Osterosarcoma) in Phase 2 1.0 Events Median(mos) PFS 12WK Events Median (mos) PFS 3mo n(%) (95% CI) %(95% CI) All Patients 6 (100.0) 4.2 (1.2-NE) 66.7 (19.5, 90.4) n(%) (95% CI) % (95%CI) 0.8 6(100.0) 4.2 (1.2 – NE) All Patients 66.7 (19.5, 90.4) 0.6 c 0.4 0.2 0.0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Number at Risk Months from First Dose 6 6 4 4 3 2 1 1 1 1 1 1 0 All Patients Program name: FPFS_OSTERO.sas, Data Extraction Date: 17OCT2022, Run date: 19OCT2022 ▪ Of 6 patients enrolled, PFS rate at 3 months was 66.7% ▪ Interim results satisfied the pre-defined Go criteria of osteosarcoma cohort into part 2 of the Phase 2 study Interim data- Data cut-off of Oct 17, 2022 Recent independent phase 2 study demonstrated placebo PFS rate at 2 months for 1st and 2nd line metastatic osteosarcoma of ~0% (www.thelancet.com/oncology Vol 20 January 2019) 8 Progress-Free Survival Probability Progression Free Survival Probability

Liposarcoma and Synovial sarcoma Phase 2 Progression Free Survival Synovial Sarcoma BioAtla Page 1 of 1 Liposarcoma Change Target Lesion From Baseline (%) Protocol: BA3011-001 BioAtla Page 1 of 1 BA3011 1.8mg/kg Q2W BA3011 1.8mg/kg Q2W Figure 1.3.1.6.1 Progression -Free Survival by AXL for Patients with BA3011 alone - STS (Synovial) Protocol: BA3011-001 Figure 1.3.1.5.2 Progression-free Survival per Investigator Assessment for STS Patients with BA3011 alone & in As-treated Sarc n=5 oma Subjects in Phase 2 n=6 Combination with Nivolumab - STS(Liposarcomas) in Phase 2 1.0 Events Median(mos) PFS 12WK Events Median (mos) PFS 3mo 1.0 Events Median(mos) PFS 12WK n(%) (95% CI) %(95% CI) Events Median (mos) PFS 3mo n(%) TmPS or(9 TcP 5 S% >= C 70 I ) 3(60.0) 3.5(1.1-4.7) % 50( .09 (55 ..8%C , 84.5I) ) n(%) (95% CI) %(95% CI) All Patients 4 (66.7) 4.6 (0.2-NE) 66.7 (19.5, 90.4) TmPS ≥ 70 n(%) (95% CI) % (95%CI) 4(80.0) 4.4 (1.1 – NE) TmPS>=70 53.3 (6.8, 86.3) 0.8 4 (66.7) 4.6 (0.2 – NE) 0.8 TmPS>=70 66.7 (19.5, 90.4) 0.6 0.6 c c 0.4 0.4 0.2 0.2 0.0 0.0 Months from First Dose 0 1 2 3 4 5 6 0 1 2 3 4 5 6 7 8 Number at Risk Months from First Dose Number at Risk 5 4 3 1 1 0 Months from First Dose TmPS or TcPS >= 70 BA3011 All Patients 6 5 4 3 3 1 1 0 Program name: fpfs_13161.sas, Data Extraction Date: 25Jul2022, Run date: 07AUG2022 Program name: FPFS_LIPO.sas, Data Extraction Date: 17OCT2022, Run date: 19OCT2022 ▪ Interim results satisfied the pre-defined Go criteria of liposarcoma and synovial sarcoma cohorts into part 2 of the Phase 2 study. Interim data- Data cut-off of Oct 17, 2022 9 Progress-Free Survival Probability Progress-Free Survival Probability

BA3011 Sarcoma: Safety and Tolerability Profile

bioatla

Phase 2 at the RP2D 1.8 mg/kg Q2W

Overview

- AEs consistent with MMAE-based toxicity, including:
  - Reversible myelosuppression
  - Transient liver enzyme elevation
  - Metabolic disturbances
- Few related SAEs
- Few related AEs leading to treatment discontinuation

Mecbo – BA3011

CAB AXL-ADC
Dosing 1.8mg/kg Q2W
(safety population Phase 2)

Characteristic	BA3011 (N=63)	BA3011 + Nivo (n=26)
Any Adverse Events (AEs)	60 (95%)	24 (92%)
Related AEs with CTCAE[1] Grade 3 or 4[2]	17 (27%)	8 (30%)
Any related serious AEs[2]	5 (8%)	4 (15%)
Related AEs leading to death[2]	0	0
Related AEs leading to treatment discontinuation[2]	3 (5%)§	1 (3.8%)^

Mecbo – BA3011

Constipation	Grade 1-2 (19%)	
	Grade 3-4 (1%)	
Peripheral Neuropathy	All Grade 1-2 (19%)	
Diarrhea	Grade 1-2 (19%)	
	Grade 3-4 (0%)	

Constipation is believed to be an on-target mediated effect
Low-grade constipation observed is consistent with baseline levels seen in advanced cancer patients

- No clinically meaningful on-target toxicity observed
- Differentiated profile due to advantageous pharmacokinetic characteristics of CAB ADCs

Note: 1CTCAE: Common Terminology Criteria for Adverse Events. The NCI Common Terminology Criteria for Adverse Events is a descriptive terminology which is utilized for Adverse Event (AE) reporting. A grading (severity) scale is provided for each AE term. 2As assessed by the investigator. Missing responses are counted as related. §Grade 2 peripheral neuropathy; pancreatitis; ^grade 2 Ileus

Data cut-off of Oct 17 2022

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UPS – Part 2 of the Phase 2 study (potentially registrational) • Written feedback received from the FDA to the proposed part 2 of the Phase 2 study design, including selection of primary endpoint (ORR) and size of the study (n=80) • FDA supportive of including a more intensive dosing arm • Protocol being finalized post FDA written feedback • Anticipate study enrollment commencement by year-end 11